FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):December 8, 1998

                          Elephant & Castle Group Inc.
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             (Exact name of registrant as specified in its charter)


British Columbia, Canada            1-12134                 N/A
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(State or other                   Commission            IRS Employer
jurisdiction                       File No.            Identification No.
of incorporation)


                 856 Homer Street, Vancouver B.C. Canada V6B 2W5
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                    (Address of principal executive officer)


       Registrant's Telephone Number, including area code: (604)684-6451

ITEM 5.           OTHER EVENTS

         On December 8, 1998, the Registrant entered into a new Note Agreement (the "Exchange Note Agreement") with GE Investment Private Placement Partners II, a Limited Partnership ("GEIPPP"). As previously disclosed, in 1995, and subsequently GEIPPP invested Ten Million ($10,000,000) Dollars in the securities of the Registrant, One Million ($1,000,000) Dollars in Common Stock, and Nine Million ($9,000,000) Dollars in Convertible Debentures (the "1995 Debentures").

         Pursuant to the Exchange Note Agreement, Exhibit A hereto, the Company authorized and issued to GEIPPP, and GEIPPP purchased and paid for Two Million ($2,000,000) Dollars of additional Notes due March 31, 2000 (the "Exchange Notes"). The Exchange Notes are exchangeable dollar for dollar, by GEIPPP into a planned certain new issue of convertible subordinated notes (the "New Notes") expected to be in the aggregate amount of between $3,000,000 and $5,000,000, and being offered by the Company to a limited number of sophisticated investors, including GEIPPP upon exchange of the Exchange Notes.

         While the terms and conditions of the New Notes have not been fixed, and will not be fixed until actually sold and delivered, the New Notes are expected to be convertible into Common Shares at a slight premium (10%) over the market price for such Common Shares during the ten (10) day period immediately prior to a closing of the transactions for the New Notes.

         In parallel with the issuance of the Exchange Notes, the Registrant and GEIPPP also amended the 1995 Agreement to provide that GEIPPP would waive any dilution relating to the last Three Million Dollars ($3,000,000) of the Debentures already held by GEIPPP, and, in exchange for such waiver, the Company agreed to a mandatory repurchase of the $3,000,000 of Debentures in the event of a future public offering of common stock, preferred stock, or securities convertible into, exercisable for or exchangeable into common stock or preferred stock. Exhibit B hereto.

         The Registrant does not have any authorized issue of preferred stock. The authorized capital of the Company, as recently amended, is 20,000,000 Common Shares, without par value. See Exhibit C hereto.

         Under the Amendment to the 1995 Agreement, the repurchase price, in the event of an applicable transaction is the principal amount of the Notes, plus a premium equal to twenty percent (20%) per amount of the Notes, taking into account any cash interest or dividends paid on such Notes. The Notes bear current interest increasing annually to a maximum rate of eight percent (8%) per annum commencing in November, 1999. The premium would be 25% in certain circumstances within the control of the Registrant and not anticipated to materialize.

         The Registrant intends to use the proceeds of the Exchange Notes, and the New Notes, if authorized, issued and sold, to meet general obligations of the Company and to continue to build and develop its restaurants under the brand names, Elephant & Castle, Alamo, and, with respect to a joint venture in Canada only, Rainforest Cafe.

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Elephant & Castle Group Inc.



                                         By    /s/Rick Bryant
                                               --------------
                                               Rick Bryant
                                         Title Chief Financial Officer


Dated: December 22, 1998

                                                                       EXHIBIT A


                          ELEPHANT & CASTLE GROUP INC.

                   Exchangeable Debentures Due March 31, 2000









                                 NOTE AGREEMENT










                             Dated December 8, 1998

                                TABLE OF CONTENTS
                             (Not Part of Agreement)


1.  Authorization of Issue of Notes.............................................

2.  The Notes...................................................................

3.  Conditions of Closing.......................................................

       3A.      Opinion of Company's Counsel....................................
       3B.      Representations and Warranties; No Default......................
       3C.      Purchase Permitted by Applicable Laws...........................
       3D.      Compliance With Outstanding Debt Issues.........................
       3E.      Proceedings.....................................................
       3F.      Delivery of Notes, Further Conditions of Closing................

4.  Prepayments.................................................................

       4A.      Optional Prepayment in Whole or in Part.........................
       4B.      Mandatory Payment...............................................
       4C.      Mandatory Purchase at Holders' Option upon Certain Events.......
       4D.      Conditional Mandatory Purchase at Holders' Option...............

5.  Events of Default and Remedies..............................................

6.  Representations, Covenants and Warranties...................................

       6A.      Organization, Standing and Qualification of Company and
                    Subsidiaries................................................
       6B.      Corporate Authority.............................................
       6C.      Financial Statements............................................
       6D.      Actions Pending.................................................
       6E.      Outstanding Debt; No Default....................................
       6F.      Burdensome and Conflicting Agreements and Charter Provisions....
       6G.      Offering of Notes...............................................
       6H.      Governmental Consent............................................
       6I.      Disclosure......................................................
       6J.      No Deductions or Withholdings...................................

7.  Representations and Covenants of the Purchaser..............................

8.  Exchange....................................................................

       8A.      Exchange Privilege..............................................
       8B.      No Adjustments for Dividends....................................
       8C.      Delivery of Convertible Subordinated Notes......................

9.  Restrictions on Transfer....................................................

       9A.      Applicability of Restrictions...................................
       9B.      Restrictive Legends.............................................
       9C.      Notice of Proposed Transfer; Opinions of Counsel;
                    Certain Restrictions........................................

10. Definitions.................................................................

11. Miscellaneous...............................................................

       11A.     Note Payments...................................................
       11B.     Expenses........................................................
       11C.     Consent to Amendments...........................................
       11D.     Notices to Subsequent Holder....................................
       11E.     Form, Registration, Transfer and Exchange of Notes; Lost Notes..
       11F.     Persons Deemed Owners...........................................
       11G.     Survival of Representations, Warranties and Indemnities.........
       11H.     Successors and Assigns..........................................
       11I.     Notices.........................................................
       11J.     Satisfaction Requirement........................................
       11K.     Governing Law...................................................
       11L.     Headings; Table of Contents.....................................
       11M.     Counterparts....................................................
       11N.     Non Exclusivity of Remedies and Specific Performance............
       11O.     Non Business Days...............................................

       Exhibit A         --       Form of Note
       Exhibit 3A        --       Form of Opinions of Harper Grey Easton as to
                                       Canadian law matters and D. David
                                  Cohen, Esq. as to United States law matters
       Exhibit 6E        --       Indebtedness

                          ELEPHANT & CASTLE GROUP INC.
                                    Suite 500
                                856 Homer Street
                             Vancouver, B.C. V6B 2W5
                                     Canada




                                                                December 8, 1998





GE Investment Private Placement
  Partners II, a Limited Partnership
c/o GE Investment Management Incorporated
General Electric Investment Corporation
3003 Summer Street
Stamford, Connecticut 06904


Gentlemen:

                  The undersigned, ELEPHANT & CASTLE GROUP INC., a corporation incorporated in the Province of British Columbia, Canada (herein called the "Company"), hereby agrees with you as follows:

1.                Authorization of Issue of Notes

         The Company will authorize the issue of its exchangeable debentures (the "Notes") in the aggregate principal amount of $2,000,000, to be dated the date of issue, to mature on the Maturity Date, to bear interest on the unpaid balance thereof from the date thereof until the entire principal thereof shall have become due and payable at the rate of 8% per annum, payable in arrears on the Maturity Date; provided, however, that to the extent permitted by applicable law interest shall be due and payable on any overdue installment of principal or interest at a rate equal to the Defined Rate per annum from the date such payment was due until paid, payable on demand. All interest on the Notes shall be computed on the basis of the actual number of days elapsed and a year of 365 or 366 days, as applicable. The term "Note" or "Notes" as used herein shall include each Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Note, in any case which is at the time outstanding.

2.                The Notes

         The Company hereby agrees to sell to you and, subject to the terms and conditions herein set forth, you agree to purchase from the Company, $2,000,000 principal amount of Notes at 100% of such principal amount as follows:

                  At 11:00 a.m. New York time on December 8, 1998, or at such other time and on such other date as you and the Company may agree (the "Closing Date"), the Company will deliver to you at the offices of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019, or at such other location as you and the Company may agree (the "Closing), one or more Notes, as you may request, registered in your name, evidencing $2,000,000 principal amount to be purchased by you, against payment of the purchase price thereof by wire transfer of immediately available funds to or upon the order of the Company.

3.                Conditions of Closing

         Your obligation to purchase and pay for such Notes on the Closing Date is subject to the satisfaction, on or before the Closing Date, of the following conditions:

3A.               Opinion of Company's Counsel

         On the Closing Date you shall have received (x) from Harper Grey Easton, who are acting as Canadian counsel to the Company in connection with this transaction, a favorable opinion as to Canadian law matters and (y) from D. David Cohen, Esq., who is acting as United States counsel to the Company in connection with this transaction, a favorable opinion as to United States law matters; each such opinion dated the Closing, satisfactory to you and substantially in the form set forth in Exhibit 3A hereto.

3B.               Representations and Warranties; No Default

         The representations and warranties contained in paragraph 6 hereof shall be true on and as of the Closing Date with the same effect as though made on and as of the Closing Date, except to the extent of changes caused by the transactions herein contemplated and as to certain dates; there shall exist on the Closing Date after giving effect to the transactions described herein no Event of Default or Default; and the Company shall have delivered to you an Officer's Certificate, dated the Closing Date, to both such effects.

3C.               Purchase Permitted by Applicable Laws

         The purchase of and payment for the Notes to be purchased by you and the issuance by the Company of the Notes on the Closing Date on the terms and conditions herein provided (including the use of the proceeds of the Notes by the Company) shall not violate any applicable law or governmental regulation (including without limitation Regulations G, T and X of the Board of Governors of the Federal Reserve System, the Securities Act (British Columbia) and the Company Act (British Columbia)) and shall not subject you to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation relating to the extension of credit, and you shall have received such certificates or other evidence as you may request to establish compliance with this condition.

3D.               Compliance With Outstanding Debt Issues

 On or prior to the Closing Date, the Company shall have delivered to you such evidence as you or your special counsel may reasonably request showing that the execution, delivery and performance by the Company of this Agreement and the
Notes will not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary pursuant to, or otherwise violate, any instrument evidencing any indebtedness of the Company or any of its Subsidiaries or any agreement relating thereto.

3E.               Proceedings

         On or prior to the Closing Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

3F.               Delivery of Notes, Further Conditions of Closing

         On the Closing Date, the Company shall have delivered the Notes pursuant to paragraph 2 hereof.

4.                Prepayments

         The Notes shall be subject to optional prepayments and mandatory repayments or repurchase as specified in paragraphs 4A, 4B and 4C hereof.

4A.               Optional Prepayment in Whole or in Part

         Any Note to be issued hereunder shall be subject to prepayment at any time, in whole, or from time to time in part, in increments of $500,000 principal amount of such Notes then outstanding plus accrued and unpaid interest thereon, at the option of the Company and no notice shall be required.

4B.               Mandatory Payment

         On the Maturity Date, the Company will repay in whole all outstanding principal amount of the Notes together with interest accrued thereon to the date of repayment except to the extent that any Note (or portion thereof) shall have been surrendered to the Company for exchange prior to such payment date in accordance with paragraph 8 hereof.

4C.               Mandatory Purchase at Holders' Option upon Certain Events

         The Notes shall be subject to prepayment, at any time in whole or in part, by the Company and the Company shall immediately prepay such Notes, in whole or in part, at the option of the holder, upon the occurrence of a Change in Control Event and thereafter for a period ending 30 days subsequent to receipt by the holders of Notes of notice from the Company to the effect that a Change in Control Event has occurred upon at least ten days written notice to the Company by such holder specifying (i) the principal amount of Notes to be prepaid, (ii) the prepayment date and (iii) the prepayment price for such Notes, which shall be (A) the principal amount of any such Notes and (B) interest accrued thereon to the date of payment.

4D.               Conditional Mandatory Purchase at Holders' Option

         In the event that prior to March 31, 1999, the Company has not sold Convertible Subordinated Notes to one or more purchasers, in such amounts and on such terms and conditions which are subject to your satisfaction in your sole and absolute discretion, then the Notes shall be subject to prepayment in whole or in part at any time on or after March 31, 1999 by the Company, and the Company shall immediately prepay such Notes, in whole or in part, at the option of the holder or holders of at least 66-2/3% of the aggregate principal amount of the Notes at the time outstanding, within 30 days subsequent to receipt by the Company of written notice to the Company by such holder or holders, specifying (i) the principal amount of Notes to be prepaid, (ii) the prepayment date (which shall not be earlier than 30 days subsequent to receipt by the Company of such notice) and (iii) the prepayment price for such Notes, which shall be (A) the principal amount of any such Notes and (B) interest accrued thereon to the date of payment.

5.                Events of Default and Remedies

         If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be affected by operation of law or otherwise):

            (i) the Company shall default in the payment of any principal of any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

            (ii) the Company shall default in the payment of any interest or premium on any Note and such default shall have continued for five consecutive days; or

            (iii) the Company shall default in the making of any required purchase of any Note as provided in paragraph 4C hereof;

            (iv) the Company or any Subsidiary shall default in any payment of principal of or interest on any other obligation for borrowed money (or any obligation or obligations under a conditional sale or other title retention agreement or any obligation or obligations issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto or shall default in the performance of any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other default under any such agreement shall occur and be continuing) if the effect of such default is to cause, or permit the holder or holders of such obligation or obligations (or a trustee on behalf of such holder or holders) to cause, such obligation or obligations to become due prior to its or their stated maturity and such default continues for more than ten (10) business days; or

            (v) a final judgment, decree or order for the payment of money in excess of $50,000 shall be rendered against the Company or any Subsidiary, and the same shall not be discharged or execution thereon stayed pending appeal within 60 days after entry thereof, or, in the event of such a stay, such judgment shall not be discharged, or again stayed pending further appeal, within 60 days after such stay shall expire; or

            (vi) any representation or warranty made by the Company herein or in any writing furnished in connection with the issuance and sale of the Notes and the purchase thereof by you shall be false in any material respect on the date as of which made; or

            (vii) the Company shall default in the performance or observance of any other agreement, covenant, term or condition contained herein (other than as provided in clause (i), (ii), (iii) of this paragraph 5, for which the respective grace period, if any, described in such clause shall apply), including without limitation the furnishing in writing of any representation or warranty required to be furnished after each Closing Date pursuant to this Agreement, and such default shall not have been remedied within 30 days after written notice thereof shall have been received by the Company from any holder of Notes; or

            (viii) if the Company or any Subsidiary shall (a) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or the like of itself or of its property, (b) admit in writing its inability to pay its debts generally as they become due, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary case under the Federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or corporate action shall be taken by it for the purpose of effecting any of the foregoing; or

            (ix) if without the application, approval or consent of the Company or any Subsidiary, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Company or any Subsidiary an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or the like of the Company or such Subsidiary or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Company or such Subsidiary in good faith, the same shall (a) result in the entry of an order for relief or any such adjudication or appointment or (b) continue undismissed, or pending and unstayed, for any period of thirty (30) consecutive days;

then, upon the happening of any event described in clauses (viii) and (ix) in this paragraph 5 (with respect to the Company), the Notes shall be and become immediately due and payable without any notice of any kind at the principal amount thereof together with accrued interest thereon, or, during the continuance of any event referred to in this paragraph 5 other than such clauses
(viii) and (ix) (with respect to the Company), any holder or holders of 66-2/3% in aggregate principal amount of the Notes then outstanding may, at their option and in addition to any right, power or remedy permitted by law or equity or herein granted, by notice in writing to the Company, declare all of the Notes to be, and such Notes shall thereupon be and become, forthwith due and payable at the principal amount thereof, together with interest accrued thereon and a premium equal to that amount which is sufficient to provide a return equal to the Defined Rate, per annum on the principal amount thereof, taking into account any interest on such Notes paid to and including the date of final payment thereof, compounded quarterly, from the date of issuance to the date of such payment.

                  The above provision with respect to any acceleration of the Notes is subject to the condition that if for any reason after the principal of the Notes shall have so become due and payable, the Company shall demonstrate to the satisfaction of the holders in their sole judgment that it is able to pay all matured installments of interest upon the Notes and to make any required payments which shall have become due other than by reason of such acceleration (with interest upon such payments and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest) and all defaults under this Agreement, other than nonpayment of the principal of or interest on the Notes which have become due by such acceleration, shall have been remedied or waived by holders representing at least the percentage in aggregate principal amount of Notes requesting such acceleration, then and in such instance such default may be waived and its consequences rescinded and annulled by the holders representing at least the percentage in aggregate principal amount of Notes requesting such acceleration by written notice to the Company, which waiver shall be binding upon all holders. It is expressly understood and agreed that the decision so to waive any default and so to rescind and annul any consequences is within the sole judgment and control of the holders of the Notes, and such holders shall be under no obligation so to do.

6.                Representations, Covenants and Warranties

         The Company represents, covenants and warrants as follows:

                  6A. Organization, Standing and Qualification of Company and Subsidiaries The Company is a corporation duly organized and existing in good standing under the laws of the Province of British Columbia, Canada, each Subsidiary, if any, is duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and the Company has and each Subsidiary has the corporate power to own its respective property and to carry on its respective business as now being conducted. The Company is and each Subsidiary is duly qualified and in good standing as a foreign or extra provincial corporation to do business in every jurisdiction where the character of the properties owned or leased by it or the nature of any business transacted by it makes such qualification necessary and where such nonqualification or lack of good standing would have a material adverse effect on the business of the Company and its consolidated Subsidiaries taken as a whole.

                  6B. Corporate Authority. (a) The execution and delivery by the Company of all transactions and obligations contemplated hereby are within its corporate authority. This Agreement constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditor's rights generally and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and with respect to the indemnification provisions contained herein, by applicable securities laws or principles of public policy.

                  (b) The execution,  delivery and performance of this Agreement and the issuance of the Notes have been duly authorized by all necessary corporate proceedings on the part of the Company. This Agreement and the Notes have been duly executed and delivered.

                  6C.  Financial  Statements  The Company has furnished you with
(i) the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1997, and (ii) the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the three months ended March 31, 1998, June 30, 1998 and September 31, 1998, respectively (All such financial statements contained in such reports are collectively referred to herein as the "Financial Statements").

                  The financials statement contained in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1997 have been certified by Pannell Kerr Forster, including the related schedules and notes. All Financial Statements (including any related schedules and/or notes) have been prepared in accordance with generally accepted accounting principles as in effect in Canada consistently applied, except to the extent set forth in the notes to such financial statements, throughout the periods involved and to the extent required by such principles show all liabilities, direct and contingent, of the Company and its consolidated Subsidiaries. The balance sheets and the related schedules and notes fairly present on a consolidated basis the financial condition of the Company and its consolidated Subsidiaries as at the respective dates thereof; and the net income and shareholders' equity statements and the related schedules and notes fairly present on a consolidated basis the results of the operations of the Company and its consolidated Subsidiaries for the respective periods indicated.

                  There have been no material adverse changes in the condition, financial or other, of the Company and its Subsidiaries, on a consolidated basis, since December 31, 1997.

                  6D. Actions Pending Except as disclosed in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 filed with the Securities and Exchange Commission, there is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries before any court, arbitrator or administrative or governmental body that materially and adversely affects, or as to which there is a reasonable possibility of an adverse decision that would materially and adversely affect, either individually or collectively, the business or condition of the Company and its consolidated Subsidiaries taken as a whole. Neither the Company nor any Subsidiary is in violation of any judgment, order, writ, injunction, decree, rule or regulation of any court or governmental department, commission, board, bureau, agency or instrumentality, the violation of which might, either individually or collectively, materially and adversely affect the business, property, assets or financial position of the Company and its consolidated Subsidiaries taken as a whole.

                  6E. Outstanding Debt; No Default Neither the Company nor any of its Subsidiaries has outstanding any Current Indebtedness or Funded Indebtedness except as set forth in Exhibit 6E. There exists no event of default by the Company or any Subsidiary under the provisions of any instrument evidencing such Current Indebtedness or Funded Indebtedness and there exists no event of default by the Company or any Subsidiary except as set forth on Exhibit 6E.

                  6F. Burdensome and Conflicting Agreements and Charter Provisions Neither the Company nor any Subsidiary is a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects its business as currently conducted, properties or assets or financial condition. Neither the execution nor delivery of this Agreement or the Notes by the Company, nor the offering, issuance and sale of the Notes by the Company, nor fulfillment of nor compliance with the terms and provisions of this Agreement or the Notes by the Company, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary pursuant to, or require any consent, approval or other action by any court or administrative or governmental body or any other Person pursuant to, the charter or by-laws of the Company or any Subsidiary, any award of any arbitrator or any agreement (including any agreement with shareholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any Subsidiary is subject, except for such approval as may be required in connection with fulfillment of, or compliance with, the provisions of paragraph 9 hereof.

Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) which, except to the extent complied with by the Company or consented to in connection with the execution of this Agreement and the issuance of the Notes, restricts or otherwise limits the incurring of the Indebtedness evidenced by the Notes.

                  6G. Offering of Notes Neither the Company nor any other agent acting on the Company's behalf has, directly or indirectly, offered the Notes or any similar security of the Company for sale to, or solicited any offers to buy the Notes or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with more than 10 Persons including yourself (all of which Persons are institutional investors), and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of Section 5 of the Securities Act, or to the registration or qualification requirements of any securities or Blue Sky law of any applicable jurisdiction. The Company has not authorized or employed any agent, broker or dealer in connection with the offering or sale of the Notes or any similar security of the Company.

                  The issuance of the Notes is exempt from the registration and prospectus requirements of the Securities Act of the Province of British Columbia and no prospectus will be required and no other document must be filed, proceeding taken or approval obtained in British Columbia to permit the offering, sale and delivery of the Notes to you.

                  6H. Governmental Consent Neither the nature of the Company or of any Subsidiary, nor any of their respective businesses or properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offer, issue, sale or delivery of the Notes is such as to require any consent, approval or authorization of, or any notice to, or filing, registration or qualification with, any court or administrative or governmental body in connection with the execution and delivery of this Agreement or the offer, issue, sale or delivery of the Notes, or (except as may be required in connection with fulfillment of, or compliance with, the provisions of paragraph 9 hereof and except as provided in paragraph 6G) fulfillment of, or compliance with, the terms and provisions of this Agreement or of the Notes.

                  6I. Disclosure Neither this Agreement nor any other document, certificate or statement furnished to you by or on behalf of the Company in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in the light of the circumstances under which made, not misleading. There is no fact peculiar to the Company or its Subsidiaries and known to the Company which materially adversely affects or in the future may (so far as the Company can now foresee) materially adversely affect the business, property or assets, or financial condition of the Company and its Subsidiaries, taken as a whole, which has not been set forth in this Agreement or in the other documents described herein and furnished to you by or on behalf of the Company prior to the date hereof in connection with the transactions contemplated hereby.

                  6J. No Deductions or Withholdings All sums payable by the Company to you hereunder whether of principal or interest or otherwise shall be paid in full without any deduction on account of any present or future income or other taxes, levies, imposts, duties, charges or withholdings of any nature. In the event of the Company being compelled by law to make any such deduction or withholding from any payment to you, the Company will pay to you by way of additional interest such additional amounts as may be necessary to ensure that the aggregate of the net amounts received by you after such deduction shall equal the amount which would have been receivable in the absence of any such deduction.

                  7. Representations and Covenants of the Purchaser You represent, and in making the sale of Notes contemplated hereby to you it is specifically understood and agreed, that you are acquiring such Notes for your own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, provided that the disposition of your property shall at all times be and remain within your control. You further represent that you are familiar with Release No. 5226 issued by the Commission under the Securities Act, that you have consulted with your counsel in regard thereto, and that you are fully familiar with the position of the Commission with respect to the resale of any Note to the public.

8.                Exchange.

                  8A. Exchange Privilege (a) Subject to the conditions set forth in paragraph 8 hereof, the holder of any Note may, at such holder's option, at any time and from time to time prior to and including the Maturity Date, exchange all or any part of the unpaid principal thereof into convertible subordinated notes of the Company (the "Convertible Subordinated Notes") on such terms and other conditions as may be mutually acceptable to such holder and the Company.

                  (b) Subject to the provisions of paragraph 8 hereof,  any Note may be exchanged in full or in part by the holder thereof by surrender of the Note, with a written statement specifying the principal amount thereof to be exchanged, to the Company at its principal office. Upon any partial exchange of any Note, the Company at its expense shall forthwith issue and deliver to the holder thereof a new Note or Notes in principal amount equal to the unpaid and unexchanged principal amount of such surrendered Note. Each exchange shall be deemed to have been effected immediately prior to the close of business on the date on which such Note was received by the Company.

                  8B.  No  Adjustments   for  Dividends  (  (a)  No  payment  or
            adjustment shall be made upon exchange of any Note for cash dividends with respect to Convertible Subordinated Notes issued thereupon.

                  (b) The Company  shall  forthwith  upon exchange of all or any portion of any Note pay all interest accrued on the principal amount exchanged to the date of such exchange. 8C. Delivery of Convertible Subordinated Notes . As promptly as practicable after the exchange of any Note in full or in part, the Company, at its expense, shall issue and deliver to the holder of such Note, or as such holder (upon payment of any applicable transfer taxes by such holder) may, subject to the provisions of paragraph 9, direct, the Convertible Subordinated Notes deliverable upon such exchange.

9.                Restrictions on Transfer.

                  9A. Applicability of Restrictions Notwithstanding any provisions to the contrary contained in this Agreement, any Note or the Company's Memorandum or Articles, the provisions of this paragraph 9 shall apply to any proposed, purported or effected transfer of any Note, except as expressly permitted pursuant to paragraph 9C hereof (each such action being herein called a "Restricted Action"). The holder of any Note, by its acceptance thereof, agrees that, unless otherwise permitted hereunder, it will not take any Restricted Action prior to the delivery to the Company of the opinion or opinions of counsel referred to in, and to the effect described in, clause (a) of paragraph 9C (or the penultimate sentence of the last paragraph of paragraph
9C), or until registration under the Securities Act of the Notes involved in, such Restricted Action has become effective.

                  9B. Restrictive Legends Each Note and certificate issued upon the transfer or exchange of any such Note (except as otherwise permitted by this paragraph 9), shall bear a legend in substantially the following form:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and neither the securities nor any interest therein may be sold, transferred, pledged or otherwise disposed of in the absence of such registration or an exemption under such Act and the rules and regulations thereunder. The transfer of such securities is subject to the restrictions set forth in paragraph 9 of that certain Note Agreement, dated December 8, 1998 between Elephant & Castle Group Inc. and GE Investment Private Placement Partners II, a Limited Partnership, copies of which are available for inspection at the offices of Elephant & Castle Group Inc., and such securities may be transferred only in compliance with the terms and conditions of said paragraph 9 of said Note Agreement.

                  9C. Notice of Proposed Transfer; Opinions of Counsel; Certain Restrictions Each holder of any Notes, by its acceptance thereof, agrees that, except as otherwise expressly provided below in this paragraph 9C, prior to the taking of any Restricted Action, such holder will give written notice to the Company of such holder's intention to take such Restricted Action and to comply in all other respects with this paragraph 9C. Each such notice (i) shall describe the manner and circumstances of the proposed Restricted Action in sufficient detail to enable counsel to render the opinions referred to below and
(ii) shall designate counsel for the holder giving such notice (who may be house counsel for such holder). The holder giving such notice will submit a copy thereof to the counsel designated in such notice, and the Company will promptly submit a copy thereof to its counsel (who may be house counsel for the Company), and the following provisions shall apply:


                  (a) If in the  opinion  of  each  such  counsel  the  proposed
            Restricted Action may be effected without registration under the Securities Act or any applicable state securities or Blue Sky laws of any Note involved in such Restricted Action, then the Company will promptly notify the holder thereof and such holder shall thereupon be entitled to effect such Restricted Action in accordance with the terms of the notice delivered by such holder to the Company, and the Company will promptly effect any transfer of any Notes involved in such Restricted Action and either deliver new

            Notes in accordance with paragraph 11E, bearing (or not bearing, if in the opinion of each such counsel such legend is no longer required to insure compliance with the Securities Act) the legend set forth in paragraph 9B, or both, as the case may be. If for any reason counsel for the Company (after having been furnished with the information required to be furnished by clause (i) of this paragraph
            9C) shall fail to deliver an opinion to the Company (with a copy to such holder), or the Company shall fail to notify such holder thereof as aforesaid, within 15 days after counsel for such holder shall have delivered its opinion to such holder (with a copy to the Company), then for all purposes hereof the opinion of counsel for the Company shall be deemed to be the same as the opinion of counsel for such holder.

                  (b) If in the opinion of either or both of such counsel  (such opinion or opinions to state the basis of the legal conclusions reached therein) the proposed Restricted Action may not legally be effected without registration under the Securities Act or any applicable state securities or Blue Sky laws of any Note involved in such Restricted Action, the Company shall promptly so notify the holder thereof and thereafter such holder shall not be entitled to effect such Restricted Action until receipt of a further notice from the Company under clause (a) of this paragraph 9C.

Notwithstanding the foregoing, each holder shall be permitted to transfer any Note or Notes attributable to Notes in one or more transactions to a limited number of institutional investors similar in nature to yourselves or "accredited investors" as defined in Rule 501 under the Securities Act; provided, however, that (x) each such investor shall represent in writing that it is acquiring such Note for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such transferee), (y) each such investor shall agree in writing to be bound by all the restrictions on transfer of such Note contained in paragraph 9 hereof and (z) such holder shall deliver to the Company an opinion of counsel (who shall be satisfactory to the Company) stating that such transfer may be effected without registration under the Securities Act or any applicable state securities or Blue Sky laws. The Company will pay the reasonable fees and disbursements of counsel (other than house counsel) for any holder of Notes and of counsel for the Company in connection with all opinions rendered by them pursuant to this paragraph 9C, and will reimburse any such holder for all other out-of-pocket expenses incurred by such holder in complying with this paragraph 9C.

                  10. Definitions For the purpose of the Agreements, the following terms shall have the following respective meanings:

                  "Affiliate" shall mean, with respect to any Person, any person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Change in Control Event" shall be deemed to have occurred upon, (i) the acquisition by any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership, direct or indirect, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, (ii) the acquisition of the Company, or all or substantially all of its assets, by, or the combination of the Company or all or substantially all of its assets, with, another "person" (as defined above), unless the acquiring or surviving "person" shall be a corporation more than 50% of the combined voting power of which corporation's then outstanding securities, after such acquisition or combination, are owned, immediately after such acquisition or combination, by the owners of the voting securities of the Company outstanding immediately prior to such acquisition or combination or
(iii) for a period commencing on the Closing Date and ending on the fifth anniversary thereof, any of two out of Jeffrey M. Barnett, Martin O'Dowd or Richard Bryant shall cease to be actively employed by the Company or cease to spend substantially all of his business time to the management and control of the affairs of the Company.

                  "Commission" shall mean the Securities and Exchange Commission or any other governmental authority at the time administering the Securities Act or the Exchange Act.

                  "Convertible Subordinated Notes" shall have the meaning set forth in paragraph 8A of this Agreement.

                  "Current Indebtedness" shall mean, as of any date, with respect to any Person, all liabilities for borrowed money and all liabilities secured by any Lien existing on property owned by such Person whether or not such liabilities have been assumed and all liabilities, contingent or otherwise, as guarantor or otherwise, with respect to borrowed money or otherwise, which, in any case, are payable on demand or within one year from the date of determination, except any such liabilities which are renewable or extendible at the option of the debtor to a date more than one year from the date of determination.

                  "Defined Rate" shall mean the greater of (i) 9% and (ii) the prime or base rate as determined by the Wall Street Journal, or successor thereto, from time to time plus 500 basis points; provided, however, that if the foregoing is in excess of the maximum interest rate permitted by applicable law, then the term "Defined Rate" shall mean the Maximum interest rate permitted by applicable law.

                  "Dollar" or "U.S. $" or "U.S. dollars" or "$" shall mean United States dollars.

                  "Event of Default" shall mean any of the events specified in paragraph 5, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "Default" shall mean any of such events, whether or not any such requirement has been satisfied.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Funded Indebtedness" shall mean, as of any date, with respect to any Person, without duplication:

                  (a) its liabilities for borrowed money, other than Current Indebtedness;

                  (b) liabilities secured by any Lien existing on property owned by such Person (whether or not such liabilities have been assumed), other than Current Indebtedness;

                  (c) obligations other than Current Indebtedness of such Person, contingently or otherwise, as obligor, guarantor or otherwise, under any lease of real or personal property or comparable arrangement with respect to use or title which are required by generally accepted accounting principles to be capitalized;

                  (d) obligations other than Current Indebtedness of such Person, contingently or otherwise, as guarantor or otherwise, under any arrangement with respect to liabilities for borrowed money which, if the Company were the obligor, would represent Funded Indebtedness or which are required by generally accepted accounting principles to be capitalized; and

                  (e) any other obligations (other than deferred taxes) which are required by generally accepted accounting principles to be shown as liabilities on its balance sheet and which are payable or remain unpaid more than one year from the date of determination thereof.

                  "Indebtedness" shall mean the sum of Current Indebtedness and Funded Indebtedness.

                  "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property, except any such usual or normal reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases or other title exceptions or encumbrances affecting property that are not disruptive to the use of such property in the ordinary course of business. For the purposes of this Agreement, the Company or a Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                  "Maturity Date" shall mean March 31, 2000.

                  "Person" shall mean and include an individual, a corporation, an association, a partnership, a trust or estate, a government or any department or agency thereof.

                  "Restricted Action" shall have the meaning set forth in paragraph 9A hereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect at the time.

                  "Subsidiary" shall mean a corporation of which the Company owns, directly or indirectly, more than 50% of the shares of stock entitled to vote in the election of directors (excluding shares so entitled to vote only upon a failure to pay dividends or other contingencies).

11.               Miscellaneous.

                  11A. Note Payments The Company agrees that, so long as you shall hold any Note, it will make payments of principal thereof and interest and premium, if any, thereon, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit to your account at State Street Bank and Trust Company, Boston, MA, ABA: 021 000 028, Acct: 2564-7819,
Ref: 8X32 - GEIPPPII, or such other account in the United States of America as you may designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. The Company agrees to afford the benefits of this paragraph to any institutional investor of recognized standing which is the direct or indirect transferee of any Note purchased by you hereunder.

                  11B. Expenses The Company agrees, whether or not the transactions hereby contemplated shall be consummated, to pay, and save you harmless against liability for the payment of, all out-of-pocket expenses arising in connection with such transactions, including all taxes (including any intangible personal property tax, together in each case with interest and penalties, if any, and also including any filing fees payable to any governmental authority, and any income tax payable by you in respect of any reimbursement for any such tax or fee) which may be payable in respect of the execution and delivery of this Agreement or the execution, delivery or acquisition of any Note issued under or pursuant to this Agreement or any Preferred Stock issued under or pursuant to this Agreement or issuable upon conversion of any such Notes, printing costs, if any, and the reasonable fees and expenses of your special counsel in connection with this Agreement, any subsequent modification thereof or consent thereunder (including any proposed modification or consent, whether or not finalized) and any of the foregoing transactions contemplated by this Agreement, the cost and fees and expenses of any investment banks and advisers incurred in connection with transactions related to the execution of this Agreement and the issuance of the Notes, and the cost and expenses, including reasonable attorney's fees, incurred by you in enforcing any of your rights hereunder, including without limitation costs and expenses incurred in any bankruptcy case. The obligations of the Company under this paragraph shall survive transfer by you and payment or conversion of any Note.

                  11C. Consent to Amendments This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act given by the holder or holders of at least 66-2/3% of the aggregate principal amount of the Notes at the time outstanding, except that, without the written consent of the holder or holders of all the Notes at the time outstanding, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate or time of payment of interest or any premium payable with respect to, any Note, or affect the time or amount of any required prepayments or repurchases, or adversely affect the conversion rights, or modify the subordination provisions in a manner adverse to the holders of Notes, or reduce the proportion of the principal amount of the Notes required with respect to any consent. Any consideration given to any holder to obtain his consent shall be given pro rata to all such holders of a Note or Notes whether or not they give consent. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph, whether or not such Note shall have been marked to indicate such consent, but any Note issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note, as applicable. As used herein and in the Notes, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

                  11D. Notices to Subsequent Holder If any Note shall have been transferred to another holder pursuant to paragraph 11E and such holder shall have designated in writing the address to which communications with respect to such Note, as applicable shall be mailed, all notices, certificates, requests, statements and other documents required or permitted to be delivered to you by any provision hereof shall also be delivered to each such holder.

                  11E. Form, Registration, Transfer and Exchange of Notes; Lost Notes The Notes are issuable only as registered Notes without coupons in the denominations of $100,000 and integral multiples of $5,000 in excess of $100,000 for such Note. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender of any Note for registration of transfer in compliance with the terms of this Agreement at the office of the Company, the Company shall, at its expense (other than for transfer taxes, if any), execute and deliver one or more new Notes, as applicable of like tenor and of a like aggregate principal amount registered in the name of the designated transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the office of the Company. Whenever any Notes are so surrendered for exchange, the Company or such transfer agent shall, at the Company's expense (other than for transfer taxes, if any), execute and deliver the Notes which the holder of Notes making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or his attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest to accrue shall result from any such transfer or exchange. Upon receipt of written notice or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft, or destruction, upon receipt of your unsecured indemnity agreement, or, in the case of any other holder of a Note or Notes, other indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

                  11F. Persons Deemed Owners Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any
Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and interest and premium (if any) in the case of on such Note and for all other purposes whatsoever in the case of such Note, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary.

                  11G. Survival of Representations, Warranties and Indemnities All representations, warranties and indemnities contained herein or made in writing by the Company in connection herewith shall survive the execution and delivery of this Agreement, regardless of any investigation made by you or on your behalf.

                  11H. Successors and Assigns All covenants and agreements in this Agreement contained by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  11I. Notices All notices and other communications provided for or given or made hereunder shall be effective when sent by first class mail (or registered mail, if required) and, if to you, at GE Investment Management Incorporated, c/o General Electric Investment Corporation, 3003 Summer Street, Stamford, Connecticut 06904, directed to GE Investment Private Placement Partners II, a Limited Partnership, Attention: Michael M. Pastore, and if to the Company, at its offices at the address set forth on page 1 hereof, or to such other address with respect to either party as such party shall notify the other in writing.

                  11J. Satisfaction Requirement If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to you, the determination of such satisfaction shall be made by you in your sole and exclusive judgment exercised in good faith.

                  11K. Governing Law This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York. This Agreement may not be changed orally, but (subject to the provisions of paragraph 11C) only by an agreement in writing signed by the party against whom enforcement is sought.

                  11L. Headings; Table of Contents The descriptive headings of the several paragraphs of this Agreement and the table of contents are inserted for convenience only and do not constitute a part of this Agreement.

                  11M. Counterparts This Agreement may be executed simultaneously in two or more counterparts, all of which shall be deemed but one and the same instrument and each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  11N. Non Exclusivity of Remedies and Specific Performance The rights and remedies of any of the parties hereunder shall not be mutually exclusive, and the exercise of one or more of the provisions of this Agreement shall not preclude the exercise of any other provisions of this Agreement. Each of the parties confirms that damages at law may be an inadequate remedy for breach or threat of breach of any provisions of this Agreement. The respective rights and obligations arising out of or under this Agreement shall be enforceable by specific performance, injunction, or other equitable remedy, but nothing in this Agreement is intended to limit or affect any rights at law or by statute or otherwise of any party aggrieved as against the other parties for a breach or threat of breach of any provision of this Agreement, it being the intention by this paragraph to make clear that under this Agreement the respective rights and obligations of the parties shall be enforceable in equity as well as at law or otherwise.

                  11O. Non Business Days If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Agreement, shall not be a business day, such payment may be made or act performed or right exercised on the next succeeding business day, with the same force and effect as if done on the nominal date provided in this Agreement, except that interest shall accrue and be payable for the period after such nominal date.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the undersigned, whereupon this letter shall become a binding agreement between you and the undersigned.


                                                    Very truly yours,


                                                    ELEPHANT & CASTLE GROUP INC.



                                                    By:
                                                          Name:
                                                          Title:


The foregoing Agreement is hereby accepted as of the date first above written.

GE INVESTMENT PRIVATE PLACEMENT PARTNERS II, a LIMITED PARTNERSHIP

By:      GE Investment Management Incorporated
         Its:  General Partner


         By:
               Name:
               Title:

                                       A-3
                                    EXHIBIT A



                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER. THE TRANSFER OF SUCH
                  SECURITIES IS SUBJECT TO THE RESTRICTIONS SET FORTH IN PARAGRAPH 9 OF THAT CERTAIN NOTE AGREEMENT, DATED DECEMBER 8 1998, BETWEEN ELEPHANT & CASTLE GROUP INC. AND GE INVESTMENT PRIVATE PLACEMENT PARTNERS II, A LIMITED PARTNERSHIP, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF ELEPHANT & CASTLE GROUP INC., AND SUCH SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF SAID PARAGRAPH 9 OF SAID NOTE AGREEMENT.


                          Elephant & Castle Group Inc.

                         Exchangeable Subordinated Note
                               Due March 31, 2000


No.
$                                                                         [date]


                  FOR VALUE RECEIVED, the undersigned, Elephant & Castle Group Inc. (herein called the "Company"), a corporation organized and existing under the laws of the Province of British Columbia, Canada, hereby promises to pay to GE Investment Private Placement Partners II, a Limited Partnership ("GEIPPPII") or registered assigns, the principal sum of ______________________ Dollars on March 31, 2000, with interest (computed on the basis of the number of days actually elapsed and a 365-or 366-day year, as applicable) on the unpaid balance thereof from the date of issuance hereof until March 31, 2000 or until the entire principal hereof shall have become due and payable, at the rate of 8% per annum, payable in arrears on March 31, 2000; provided, however, that to the extent permitted by law interest shall be due and payable on any overdue installment of principal or interest at a rate equal to the greater of (i) 9% and (ii) the prime or base rate as determined by the Wall Street Journal from time to time plus 500 basis points, but not in excess of the maximum interest rate permitted by applicable law, per annum from the date such payment was due, payable on demand. This Note is subject to mandatory and optional prepayment at the times, in the amounts and subject to the conditions set forth in the Agreement.

                  Payments of both principal and interest are to be made by wire transfer for credit to the account of GEIPPPII at State Street Bank and Trust Company, Boston, MA, ABA: 021 000 028, Acct: 2564-7819, Ref: 8X32-GEIPPPII, or in such other manner or to such other place in the United States of America as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

                  This Note is one of a duly authorized issue of Exchangeable Notes due March 31, 2000 of the Company, originally issued pursuant to a Note Agreement (the "Agreement") dated December 8, 1998, between the Company and GE Investment Private Placement Partners II, a Limited Partnership, and is entitled to the benefit of the Agreement, and each holder of this Note, by his acceptance hereof, agrees to be bound by the provisions of the Agreement. As provided in the Agreement, (i) this Note is subject to prepayment or repurchase, in whole or in part, as specified in such Agreement, (ii) subject to and upon compliance with the provisions of the Agreement, at the option of the holder hereof, this Note or any portion of the principal amount hereof may at any time after the date hereof to and including March 31, 2000, be exchanged into Convertible Subordinated Notes of the Company as specified in the Agreement and (iii) this Note may be transferred only upon fulfillment by the Company and the holder hereof of conditions specified in the Agreement.

                  As provided and subject to the restrictions on transfer set forth in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  This Note shall be governed by and enforced in accordance with the laws of the State of New York.

                  The  Company   agrees  to  make  payments,   prepayments   and
repurchases of the Notes on the dates and in the amounts specified in the Agreement.

                  Should the indebtedness represented by this Note or any part thereof be collected in any proceeding provided for in the Agreement or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, premium, if any, and interest due and payable hereon, all costs of collecting this Note, including reasonable attorney's fees and expenses.

                  In case an Event of Default, as defined in the Agreement, shall occur and be continuing, this Note may be declared due and payable in the amount, in the manner and with the effect provided in the Agreement.


                                                    Elephant & Castle Group Inc.



                                                    By:
                                                          Name:
                                                          Title:

                                   EXHIBIT B

                                 AMENDMENT NO. 4

                          dated as of December 8, 1998

                                       to

                   NOTE, STOCK PURCHASE AND WARRANT AGREEMENT

                          dated as of November 30, 1995


                                     Between

                          ELEPHANT & CASTLE GROUP INC.


                                       and

                         GE INVESTMENT PRIVATE PLACEMENT
                       PARTNERS II, A LIMITED PARTNERSHIP

                                                                       EXHIBIT 4


                                 AMENDMENT NO. 4
                                       TO
                   NOTE, STOCK PURCHASE AND WARRANT AGREEMENT
                          dated as of December 8, 1998



                  THIS AMENDMENT NO. 4 dated as of December 8, 1998, (this "Amendment") to the Agreement (as defined below) is entered into between Elephant & Castle Group Inc. (the "Company") and GE Investment Private Placement Partners II, a Limited Partnership ("GEIPPPII").


                              W I T N E S S E T H:


                  WHEREAS, the Company and GEIPPPII have entered into that certain Note, Stock Purchase and Warrant Agreement dated as of November 30, 1995, as amended by Amendment No.1 dated as of May 31, 1996, Amendment No. 2 dated as of March 14, 1997 and Amendment No. 3 dated as of October 17, 1997 (the "Agreement");

                  WHEREAS, capitalized terms unless otherwise defined herein shall have the meaning attributed thereto in the Agreement;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and GEIPPPII hereby agree as follows:

                  1. Amendment. (a) Paragraph 2B(b)(iii)(C) is hereby amended by inserting immediately after the words "respectively, beginning September 30, 1997" the words "and ending March 31, 1998".

                  (b) Paragraph 4 is hereby amended (i) by renumbering paragraphs 4D, 4E and 4F, as paragraphs 4E, 4F and 4G, respectively, and (ii) by inserting at the end of Paragraph 4C a new paragraph 4D which shall read in full as follows:

                  "4D. Mandatory Repurchase at Holders' Option upon Equity Financing. Up to $2,000,000 (Two Million Dollars) principal amount of Notes issued on the Fourth Closing Date and up to $1,000,000 (One Million Dollars) principal amount of Notes issued on the Third Closing Date shall be subject to repurchase, at the option of the holder of such Notes, at any time and from time to time after the six month anniversary of the date of the Exchange (as defined below) that the Company issues to the public, common stock, preferred stock or securities convertible into, exercisable for or exchangeable into common stock or preferred stock (collectively, a "Public Offering"), provided, however, that the provisions of this Paragraph 4D shall not apply to the exchangeable notes issued by the Company pursuant to that certain Note Agreement dated as of December 8, 1998 between the Company and GEIPPPII (the "Bridge Loan Agreement") or the convertible subordinated notes to be exchanged therefore (the "Exchange") pursuant to the terms of such Bridge Loan Agreement or to be issued to other investors. This option may be exercised by the holders of such Notes for a period ending ninety (90) days subsequent to receipt by the holders of such Notes of written notice from the Company to the effect that such equity financing has occurred upon at least 10 days written notice from the holders to the Company electing repurchase of the Notes specifying (i) the principal amount of Notes issued on the Fourth Closing Date and/or the principal amount of Notes issued on the Third Closing Date to be repurchased, (ii) the repurchase date and
(iii) the repurchase price for such Notes which shall be (A) the principal amount of such Notes, and (B) a premium equal to that amount which is sufficient to provide a return equal to 20% (twenty percent) per annum on such principal amount of Notes, taking into account any cash interest or dividends paid on such Notes, provided, however, that if the Company effects a Public Offering at any time after the date hereof and prior to the six month anniversary of the date of the Exchange and subsequently effects a Public Offering after the six month anniversary of the date of the Exchange, such premium shall be equal to that amount which is sufficient to provide a return equal to 25% (twenty-five percent) per annum on such principal amount of Notes, in each case, from the date of issuance of such Notes to and including the date of such repurchase, compounded annually."

                  (c) Paragraph 4G is hereby amended by inserting in such paragraph 4G immediately after the words "as required by paragraph 4C" the words "or paragraph 4D".

                  (d) Paragraph 9D is hereby amended by inserting at the end of paragraph 9D(9) a new paragraph 9D(10) which shall read in full as follows:

                  "9D(10) Nonapplicability of Paragraph 9D to certain shares of Common Stock. Notwithstanding anything to the contrary contained in this Agreement, the provisions of paragraph 9D (other than this paragraph 9D(10)) shall not apply to, and shall not adjust the Conversion Price with respect to, any shares of Common Stock issuable upon conversion of $2,000,000 (Two Million Dollars) principal amount of Notes issued on the Fourth Closing Date and $1,000,000 (One Million Dollars) principal amount of Notes issued on the Third Closing Date, in each case as such amount may be reduced by the principal amount of such Notes repurchased pursuant to Paragraph 4D."

                  (e) Paragraph 12 is hereby amended by deleting the words "Peter J. Barnett or George W. Pitman" from the definition of "Change in Control Event" and by inserting in lieu thereof the words "Martin O'Dowd or Richard Bryant".

                  2. Reconfirmation. The Company and GEIPPPII hereby reconfirm their rights and obligations under the Agreement as amended and restated hereby.

                  3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

                  4. Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the Company and GEIPPPII have each caused this Amendment to be duly executed and delivered as of the day and year first above written.


                           GE INVESTMENT PRIVATE PLACEMENT
                           PARTNERS II, A LIMITED PARTNERSHIP

                                    By: General Electric Investment Management,
                                        its general partner

                                    By:
                                        Name:
                                        Title:


                           ELEPHANT & CASTLE GROUP INC.


                                    By:
                                       Name:
                                       Title:

                                    EXHIBIT C

                                     FORM 19

                                  (Section 348)

                          PROVINCE OF BRITISH COLUMBIA


                                   COMPANY ACT


                               SPECIAL RESOLUTION


         The following special resolution was passed by the undermentioned Company on the date stated:

Name of Company: Elephant & Castle Group Inc.

Date resolution passed: November 25, 1998

Resolution:

         RESOLVED, as Special Resolutions, that:

1. The authorized capital of the Company be increased by creating an additional 10,000,000 Common Shares without par value.

2.       Paragraph 2 of the Memorandum be altered to read.

3. The authorized capital of the Company consists of 20,000,000 Common Shares without par value.

4. The Memorandum of the Company be altered so that is shall be in the form set out in Schedule "A" attached to these resolutions.


Certified a true copy the 3rd day of December, 1998.



                                                          /s/(Isidor M. Wolfe)
                                                            --------------------
                                                             Isidor M. Wolfe

                                  SCHEDULE "A"


                                   MEMORANDUM
                                    (Altered)

                                       OF

                          ELEPHANT & CASTLE GROUP INC.



1.       The name of the Company is "Elephant & Castle Group Inc.

2. The authorized capital of the Company consists of 20,000,000 Common shares without par value.